UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 7, 2010

Incoming, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152012	42-1768468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Avenue, V235 New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)
(917) 210-1074
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________ Copies to: Peter J. Bilfield, Esq. Shipman & Goodwin LLP 300 Atlantic Street Stamford, Connecticut 06901 (203) 324-8100 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On September 7, 2010, Incoming, Inc. (the “Company”) terminated the loan agreement, by and between the Company and City Capital Corporation (CTCC.PK) (“City Capital”), dated November 6, 2009 (the “City Capital Agreement”), and issued a convertible promissory note in the original principal amount of $68,863 (the “City Capital Note”) to City Capital.  The original principal amount of the City Capital Note represents, as of August 31, 2010, the outstanding loan balance (including accrued and unpaid interest thereon) under the City Capital Agreement.  The maturity date of the City Capital Note is September 7, 2012 and accrues simple interest at a rate of 6% per annum.  At the election of City Capital and at any time prior to the maturity date, the entire outstanding principal of, and accrued and unpaid interest on, the City Capital Note may be converted into shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) at a conversion price of $.51 per share.  On September 7, 2010, City Capital elected by written notice to convert the original principal amount of the City Capital Note into 135,026 shares of Class A Common Stock.

Ephren W. Taylor II (“Taylor”), a director of the Company, is the Chief Executive Officer and a director of City Capital.

On September 7, 2010, the Company terminated the loan agreement, by and between the Company and Resilient Innovations, LLC (“Resilient”), dated April 14, 2010 (the “Resilient Agreement”), and issued a convertible promissory note in the original principal amount of $5,125 (the “Resilient Note”) to Resilient.  The original principal amount of the Resilient Note represents, as of August 31, 2010, the outstanding loan balance (including accrued and unpaid interest thereon) under the Resilient Agreement.  The maturity date of the Resilient Note is September 7, 2012 and accrues simple interest at a rate of 6% per annum.  At the election of Resilient and at any time prior to the maturity date, the entire outstanding principal of, and accrued and unpaid interest on, the Resilient Note may be converted into shares of Class A Common Stock at a conversion price of $.51 per share.  On September 7, 2010, Resilient elected by written notice to convert the original principal amount of the Resilient Note into 10,050 shares of Class A Common Stock.

Mr. Taylor is a limited liability company member of Resilient.

On September 7, 2010, the Company issued a convertible promissory note in the original loan amount of $117,430.30 (the “Taylor Note”) to Mr. Taylor in exchange for the termination of the existing loans payable to Mr. Taylor, which include: (i) the outstanding balance on the Fauria Note in the amount of $104,000, as assigned by Christian Fauria to Mr. Taylor; (ii) the loan made on August 31, 2009 to the Company in the amount of $5,000 to pay Yury Nesterov; (iii) the loan made on November 20, 2009 to the Company in the amount of $10 to pay Pentrose, LLC; and (iv) the loan made on November 30, 2009 to the Company in the amount of $5,000 to pay Befumo & Shaeffer, PLLC.  The “Fauria Note” refers to that certain Company promissory note dated November 25, 2009 issued to Christian Fauria in the original principal amount of $125,000, as amended by that certain extension of promissory note dated January 14, 2010.  The Company loans described in clauses (i) - (iv), inclusive, are collectively referred to herein as the “Taylor Loans.”

The original principal amount of the Taylor Note represents, as of August 31, 2010, the outstanding principal balance (including accrued and unpaid interest thereon) under the Taylor Loans.  The maturity date of the Taylor Note is September 7, 2012 and accrues simple interest at a rate of 6% per annum.  At the election of Taylor and at any time prior to the maturity date, the entire outstanding principal of, and accrued and unpaid interest on, the Taylor Note may be converted into shares of Class A Common Stock at a conversion price of $.51 per share.  On September 7, 2010, Taylor elected by written notice to convert the original principal amount of the Taylor Note into 230,256 shares of Class A Common Stock.

For more information regarding the City Capital Note, the Resilient Note, the Taylor Note, the Fauria Note, the City Capital Agreement and the Resilient Agreement, reference is made to the following exhibits: the City Capital Note (Exhibit 4.1); the Resilient Note (Exhibit 4.2); the Taylor Note (Exhibit 4.3); the Fauria Note (Exhibit 4.4); the City Capital Agreement (Exhibit 10.1); and the Resilient Agreement (Exhibit 10.2).  The respective descriptions of such exhibits are brief summaries only and are qualified in their entirety by their respective terms set forth in each document incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement.

The City Capital Agreement, the Resilient Agreement and the Taylor Loans terminated on September 7, 2010.  The termination of the City Capital Agreement, the Resilient Agreement and the Taylor Loans did not result in early termination penalties for the Company.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2010, Mr. Taylor tendered his resignation as the Company’s Chief Executive Officer and President and our board of directors accepted the resignation effective immediately.

On September 7, 2010, R. Samuel Bell, Jr. was nominated and elected by our board of directors to serve as Chairman and Chief Executive Officer until his successor is elected and qualified on the earlier of his death, resignation or removal in the manner provided in the Company’s bylaws.

Mr. Bell is a former limited liability company member of North American Bio-Energies, LLC, a North Carolina limited liability company (“NABE”).  On August 23, 2010, the Company acquired NABE for 2,970,000 shares of common stock valued at $1,514,700 or $0.51 per share (the “Exchange Transaction”).  Upon consummation of the Exchange Transaction, NABE became a wholly owned subsidiary of the Company.

On September 7, 2010, Victor AbiJaoudi II was nominated and elected by our board of directors to serve as President until his successor is elected and qualified on the earlier of his death, resignation or removal in the manner provided in the Company’s bylaws.  On July 23, 2010, the Company issued Mr. AbiJaoudi 2,250,000 shares of Class A Common Stock in consideration for his appointment as Chief Operating Officer and a director of the Company.

For certain biographical and other information regarding newly appointed executive officers and directors, please refer to Item 2.01 of the Company’s Current Report on Form 8-K filed on August 24, 2010 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits.

	Exhibit No.	Description
*	4.1	Convertible Note issued by Incoming, Inc. to City Capital Corporation, dated as of August 31, 2010 and effective September 7, 2010.
*	4.2	Convertible Note issued by Incoming, Inc. to Resilient Innovations, LLC, dated as of August 31, 2010 and effective September 7, 2010.
*	4.3	Convertible Note issued by Incoming, Inc. to Ephren W. Taylor II, dated as of August 31, 2010 and effective September 7, 2010.
	4.4
Promissory Note issued by Incoming, Inc. to Christian Fauria, dated November 25, 2009, as amended by that certain extension of promissory note dated January 14, 2010 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed on September 9, 2010 and incorporated herein by reference).

	10.1
Loan Agreement by and between Incoming, Inc. and City Capital Corporation, dated November 6, 2009 (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on August 24, 2010 and incorporated herein by reference).

	10.2
Loan Agreement by and between Incoming, Inc. and Resilient Innovations, LLC, dated April 14, 2010 (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on August 24, 2010 and incorporated herein by reference)

______________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCOMING, INC.

September 10, 2010	By:	/s/ Victor AbiJaoudi II
	Name:	Victor AbiJaoudi II
	Title:	President and Chief Operating Officer